Exhibit 10.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



      We consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 333-12014 and File No. 333-123321) pertaining to the 1996 Stock Option Plan and the 2003 Israeli Share Option Plan, respectively, of MER Telemanagement Solutions Ltd. of our report dated February 7, 2005 with respect to the consolidated financial statements of MER Telemanagement Solutions Ltd. included in this Annual Report on Form 20-F/A for the year ended December 31, 2004.



                                            /s/ Kost Forer Gabbay and Kasierer
                                            ----------------------------------
Tel-Aviv, Israel                            KOST FORER GABBAY & KASIERER
October 3, 2005                             A Member of Ernst & Young Global